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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    Form 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:          January 8, 1998
Date of Earliest
  Event Reported:        January 5, 1998


                           Telex Communications, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                             333-30679                      13-3521030
(State of                     (Commission File Number)             (IRS Employer
Incorporation)                                                    Identification
                                                                      Number)



9600 Aldrich Avenue South, Minneapolis, MN                              55420
(Address of principal executive offices)                              (Zip Code)



                                 (612) 884-4051
              (Registrant's telephone number, including area code)


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Items 1-4.                 Not Applicable.



Item 5.                    Other Events

                  The Board of Directors of Telex Communications, Inc. (the "Company") announced that they intend to merge with EV International, Inc. A press release announcing the proposed transaction is attached as Exhibit 99.1.



Item 6.                    Not Applicable.



Item 7.                    Exhibits

                  99.1              Press Release dated January 5, 1998.




Item 8.                    Not Applicable.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TELEX COMMUNICATIONS, INC.
                                                   (Registrant)


                                            By: /s/ John A. Palleschi
                                                ------------------------------
                                                Name: John A. Palleschi
                                                Title: General Counsel, Vice
                                                       President and Secretary

Date: January 8, 1998


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                                  EXHIBIT INDEX



            Exhibit No.               Description
            -----------               -----------
              99.1                    Press Release dated January 5, 1998


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